Exhibit 10.11

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 to the CREDIT AGREEMENT, dated as of August 12, 2005, among DOLLARAMA GROUP L.P., a limited partnership organized under the laws of Quebec, Canada (“Dollarama”), ARIS IMPORT INC., a corporation organized under the Canada Business Corporations Act (“Aris”, and together with Dollarama, the “Borrowers” and each, a “Borrower”), DOLLARAMA HOLDINGS L.P., a limited partnership organized under the laws of Quebec, Canada (“Holdings”), the Lenders (as defined below) party hereto, the Additional Term B Lenders (as defined below) and the Administrative Agent (as defined below), amends certain provisions of the Credit Agreement dated as of November 18, 2004 (as amended by Amendment No.1, dated as of December 20, 2004, as further amended, supplemented or otherwise modified, the “Credit Agreement”), among each Borrower, Holdings, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA (“RBC”), as Administrative Agent, CITIBANK CANADA, as Syndication Agent, THE BANK OF NOVA SCOTIA and JPMORGAN CHASE BANK, as Co-Documentation Agents, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Book-Running Manager, RBC Capital Markets, as Joint Lead Arranger and Joint Book-Running Manager for the Term A Facility and Revolving Credit Facility and J.P. MORGAN SECURITIES INC., as Joint Lead Arranger and Joint Book-Running Manager for the Term B Loan Facility.

PRELIMINARY STATEMENTS

Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

The Borrowers have requested that the Term B Facility be increased by a principal amount of US$45,000,000 and that loans be made to Dollarama under such Additional Term B Facility by the Lenders party hereto as Additional Term B Lenders.

The Borrowers have also requested that the Administrative Agent and the Lenders constituting the Required Lenders under the existing Credit Agreement consent to the amendments to the Credit Agreement set forth herein.

On or prior to the Effective Date (as defined below), Dollarama shall issue new senior subordinated notes (the “New Senior Subordinated Notes”) in an aggregate amount not less than US$200,000,000, the net proceeds of which (together with available cash or Revolving Credit Loans, to the extent that the proceeds of the New Senior Subordinated Notes are not sufficient) shall be used immediately upon issuance to repay in full the Senior Subordinated Loans.

The parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended:

(i) by inserting the following definitions among the existing definitions set forth in such section in alphabetical order:

“Additional Term B Closing Date “ means the Effective Date (as defined in Amendment No. 2).

“Additional Term B Commitment” means, with respect to each Additional Term B Lender, the commitment of such Lender to make Additional Term B Loans to Dollarama in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01A (Additional Term B Commitments).

“Additional Term B Facility” means the Additional Term B Commitments and the provisions herein related to the Additional Term B Loans.

“Additional Term B Lender” means each Lender that has an Additional Term B Commitment or holds an Additional Term B Loan.

“Additional Term B Loans” has the meaning specified in Section 2.01(a)(iii).

“Amendment No. 2” means the Amendment No. 2, dated as of August 12, 2005 among the Borrowers, Holdings, the Lenders and RBC, to this Agreement.

“Original Term B Commitment” means, with respect to each Original Term B Lender, the commitment of such Lender to make Original Term B Loans to Dollarama in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 (Commitments) under the caption “Commitments—Term B Facility” as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement.

“Original Term B Facility” means the Original Term B Commitments and the provisions herein related to the Original Term B Loans.

“Original Term B Lender” means each Lender that holds an Original Term B Loan.

“Original Term B Loans” has the meaning specified in Section 2.01(a)(ii).

(ii) by deleting the definitions of “Term B Commitment”, “Term B Facility” and “Term B Loan” in their entirety and replacing them, respectively, with the following:

“Term B Commitment” means, with respect to each Term B Lender, the Original Term B Commitments and the Additional Term B Commitments of such Term B Lender.

“Term B Facility” means each of the Original Term B Facility and the Additional Term B Facility.

“Term B Loan” means any Original Term B Loan or any Additional Term B Loan.

(b) Section 2.01(a) (The Term Loan Borrowings) is hereby deleted in its entirety and replaced with the following:

(a) The Term Loan Borrowings. Subject to the terms and conditions set forth herein, (i) each Term A Lender severally made to Dollarama on the Closing Date a single loan denominated in Canadian Dollars (each, a “Term A Loan” and, collectively, the “Term A Loans”) in an amount equal to such Term A Lender’s Term A Commitment, (ii) each Original Term B Lender severally made to Dollarama on the Closing Date a single loan denominated in U.S. Dollars (each, a “Original Term B Loan” and, collectively, the “Original Term B Loans”) in an amount equal to such Original Term B Lender’s Original Term B Commitment and (iii) each Additional Term B Lender severally agrees to make to Dollarama on the Additional Term B Closing Date a single loan denominated in U.S. Dollars (each, an “Additional Term B Loan” and, collectively, the “Additional Term B Loans”) in an amount equal to such Additional Term B Lender’s Additional Term B Commitment. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term A Loans may be BA Rate Loans or Canadian Prime Rate Loans and Term B Loans may be Eurodollar Rate Loans or U.S. Base Rate Loans.

(c) Section 2.05(b)(vii) (Prepayments) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(vii) Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied (x) other than with respect to clause (vi), first, to repay the outstanding principal balance of the Term A Loans, until all Term A Loans shall have been prepaid in full; and second, to repay the outstanding principal balance of the Term B Loans, until such Term B Loans shall have been repaid in full and (y) with respect to clause (vi) as directed by Dollarama. All such prepayments shall be applied (x) other than with respect to clause (vi), to reduce ratably the remaining installments of such outstanding principal amounts of the Term Loans (provided that, at Dollarama’s election, such prepayments may first be applied to up to the next four quarterly installments of the relevant Term Loan following the date of such prepayment, in the stated order of their maturities) and (y) with respect to clause (vi) as directed by Dollarama; provided, however, that (x) prior to the fifth anniversary of (i) the Closing Date, such mandatory prepayments shall not be applied to prepayment of the Original Term B Loans to the extent that any such prepayment, when aggregated with all other scheduled or mandatory principal payments made or required to be made thereunder prior to the fifth anniversary of such date, would exceed 25% of the aggregate principal amount of the Original Term B Loans on the Closing Date and (ii) the Additional Term B Closing Date, such mandatory prepayments shall not be applied to prepayment of the Additional Term B Loans to the extent that any such prepayment, when aggregated with all other scheduled or mandatory principal payments made or required to be made thereunder prior to the fifth anniversary of such date, would exceed 25% of the aggregate principal amount of the Additional Term B Loans on the Additional Term B Closing Date and (y) such mandatory prepayments, to the extent not applied to the Term B Loans pursuant to clause (x) above, (A) in the case of clause (vi) above shall be applied in prepayment of the Term A Loans to the extent outstanding and (B) in all other cases, may be retained by Dollarama; provided, further however, that Dollarama shall, on the next Business Day following the date of the fifth anniversary of (i) the Closing Date, prepay the Original Term B Loans in an aggregate amount equal to all such amounts retained by Dollarama with respect to such Original Term B Loans pursuant to clause (y)(B) above and (ii) the Additional Term B Closing Date, prepay the Additional Term B Loans, in an aggregate amount equal to all such amounts retained by Dollarama with respect to such Additional Term B Loans pursuant to clause (y)(B) above.

(d) Section 2.07(b) (Term B Loans) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Term B Loans. Dollarama shall repay, to the Administrative Agent for the account of (i) the Original Term B Lenders, the Original Term B Loans in installments which are each equal to 0.25% of the initial aggregate principal amount of the Original Term B Loans made on the Closing Date to be applied to such Original Term B Loans and (ii) the Additional Term B Lenders, the Additional Term B Loans in installments which are equal to 0.25% of the initial aggregate principal amount of the Additional Term B Loans made on the Additional Term B Closing Date to be applied to such Additional Term B Loans, in each case on the last business day of each January, April, July and October, commencing April 30, 2005 (in the case of the Original Term B Loans) and October 31, 2005 (in the case of the Additional Term B Loans) (which installments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05); provided, that the final principal repayment installment of the Term B Loans shall be repaid on the Maturity Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B Loans outstanding on such date.

(e) Section 6.01 (Financial Statements) of the Credit Agreement is hereby amended by replacing the word “Holdings” in each place where it appears in Section 6.01 with the word “Dollarama”.

(f) Section 7.06(l) (Restricted Payments) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(l) (i) Dollarama and Holdings may make Restricted Payments from the proceeds of Incremental Refinancing Debt for the purposes specified in, and incurred pursuant to, Section 7.03(b)(ii), (ii) Dollarama and Holdings may make Restricted Payments from the proceeds of the Additional Term B Loans (together with available cash or Revolving Credit Loans to the extent that the proceeds of the Additional Term B Loans are not sufficient) for the purposes of repaying or redeeming in full the Canadian Holdco Senior Notes together with accrued interest thereon; provided, however, that the aggregate amount of Restricted Payments made pursuant to clauses (i) and (ii) shall not exceed CA$54,000,000 (or the U.S. Dollar equivalent thereof), and (iii) Holdings may make additional Restricted Payments from the proceeds of Permitted Holdco Debt.

(g) Section 7.14 (Prepayments, Etc. of Indebtedness) of the Credit Agreement is hereby amended by deleting clause (a)(iii) of such Section and replacing it with the following:

(iii) the refinancing of Indebtedness outstanding pursuant to the Senior Subordinated Facility or the Subordinated Exchange Securities pursuant to the a Permitted Refinancing thereof (including pursuant to an offering of high yield notes); provided, however that if the gross proceeds of such Permitted Refinancing are not less than US$200,000,000, then Dollarama may use available cash or Revolving Credit Loans to pay any outstanding principal and interest with respect to the Senior Subordinated Facility or the Subordinated Exchange Securities to the extent that the net proceeds of such Permitted Refinancing are not sufficient to pay such amount,

(h) Section 10.07(b) (Successors and Assigns) of the Credit Agreement is hereby amended by adding the following after the words “Assignment and Assumption” in clause (v) thereof:

(which shall identify whether the assignment is with respect to the Revolving Credit Facility, the Term A Facility, the Original Term B Facility or the Additional Term B Facility)

(i) A new Schedule 2.01(A) (Additional Term B Commitments) to the Credit Agreement, in the form attached hereto as Annex I, is hereby deemed inserted immediately after Schedule 2.01 (Commitments) to the Credit Agreement.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied (the “Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, Holdings, the Required Lenders under the existing Credit Agreement and each Additional Term B Lender making Additional Term B Loans in connection herewith or, as to any of the Additional Term B Lenders, evidence satisfactory to the Administrative Agent that such Additional Term B Lender has executed this Amendment;

(b) the Administrative Agent shall have received a Committed Loan Notice with respect to the Additional Term B Loans in accordance with the requirements of the Credit Agreement;

(c) the Administrative Agent shall have received from each Guarantor its duly executed and delivered consent to this Amendment in the form attached hereto;

(d) the Administrative Agent shall have received, in form and substance reasonably satisfactory to it, a certificate from a Responsible Officer of Dollarama attesting to the Solvency of Holdings and its Subsidiaries (taken as a whole) after giving effect to the borrowing of the Additional Term B Loans and the application of the proceeds thereof to make Restricted Payments in redemption or repayments of the Canadian Holdco Senior Notes, the issuance of the New Senior Subordinated Notes, the repayment of the Senior Subordinated Loans and the other transactions contemplated hereby;

(e) the Administrative Agent shall have received, in form and substance reasonably satisfactory to it, such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as any Agent may reasonably require evidencing the identity, authority and capacity of each Loan Party and Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;

(f) the Administrative Agent shall have received opinions from (i) Ropes & Gray LLP, New York counsel to the Loan Parties and (ii) Stikeman Elliott LLP, Canadian counsel to the Loan Parties, each addressed to the Syndication Agent, the Administrative Agent and each Lender and each in form and substance reasonably satisfactory to the Syndication Agent and the Administrative Agent;

(g) Dollarama shall have received proceeds from the issuance by it of the New Senior Subordinated Notes in an aggregate amount of not less than US$200,000,000, and the net proceeds of which shall have been applied (together with available cash or Revolving Credit Loans, to the extent that the net proceeds of the New Senior Subordinated Notes are not sufficient) to repay in full, and which proceeds shall have been applied in the repayment in full of, the Senior Subordinated Loans and all other amounts outstanding under the Senior Subordinated Credit Agreement and the terms of the

New Senior Subordinated Notes and the indenture and all documentation with respect thereto shall be consistent with the preliminary offering memorandum for the New Senior Subordinated Notes and otherwise be satisfactory in form and substance to the Syndication Agent and the Administrative Agent; and

(h) all fees and expenses payable in connection with this Amendment or otherwise required to be paid pursuant to the Credit Agreement shall have been paid in full.

Furthermore this Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 3. Construction with the Loan Documents.

(a) On and after this Amendment becoming effective in accordance with Section 2, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be deemed modified to reflect the changes made by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, including the respective guarantees and security interests granted pursuant to the respective Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuers, the Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

(e) This Amendment shall not extinguish or otherwise constitute a novation of the Obligations outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. The Credit Agreement and each of the other Loan Documents (as defined in the Credit Agreement) shall remain in full force and effect, except as modified hereby or thereby in connection herewith or therewith.

(f) Each Additional Term B Lender that executes this Amendment shall upon this Amendment becoming effective in accordance with Section 2 hereof and thereafter be deemed to be a “Lender” under the Credit Agreement.

SECTION 4. Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York.

SECTION 5. Representations And Warranties. Each of Dollarama and Holdings hereby represents and warrants that each of the representations and warranties made by it in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DOLLARAMA GROUP L.P.,
herein acting and represented by:
DOLLARAMA GROUP GP INC., its general partner, as Borrower

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

ARIS IMPORT INC., as Borrower

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA HOLDINGS L.P., herein acting and represented by:
DOLLARAMA HOLDINGS GP INC., its general partner, as Holdings

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ David Wheatley
Name:	David Wheatley
Title:	Manager, Agency

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Glen D. Carter
Name:	Glen D. Carter
Title:	Attorney-in-fact

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

HSBC BANK CANADA
As Revolving Credit Lender, and Term A Lender

By:	/s/ Olivier Charron
Name:	Olivier Charron
Title:	Senior Account Manager

By:	/s/ Jossia Belisle
Name:	Jossia Belisle
Title:	Assistant Vice President

BNP Paribas (CANADA)
As Revolving Credit Lender, and Term A Lender

By:	/s/ James Goodall
Name:	James Goodall
Title:	Managing Director
Leveraged Finance & Real Estate Finance

By:	/s/ Donald Ma
Name:	Donald Ma
Title:	Director, Asian Banking

CANADIAN WESTERN BANK
As Revolving Credit Lender, and Term A Lender

By:	/s/ Richard Hallson
Name:	Richard Hallson
Title:	Assistant Vice President

CITIBANK CANADA
As Revolving Credit Lender, and Term A Lender

By:	/s/ Isabelle Cote
Name:	Isabelle Cote
Title:	Director

Canadian Imperial Bank of Commerce
As Revolving Credit Lender

By:	/s/ Scott Black
Name:	Scott Black
Title:	Director

By:	/s/ Tim Thomas
Name:	Tim Thomas
Title:	Executive Director

Canadian Imperial Bank of Commerce
As Term A Lender

By:	/s/ Scott Black
Name:	Scott Black
Title:	Director

By:	/s/ Tim Thomas
Name:	Tim Thomas
Title:	Executive Director

JPMORGAN CHASE, N.A., TORONTO BRANCH
As Revolving Credit Lender, Term A Lender

By:	/s/ Drew McDonald
Name:	Drew McDonald
Title:	Vice President

NORTHWOODS CAPITAL III, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER
As Revolving Credit Lender

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

NORTHWOODS CAPITAL III, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER
As Term A Lender

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

AURUM CLO 2002-1 LTD.,
BY: Columbia Management Advisors, Inc.
as Investment Manager
As Term B Lender

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Vice President

FLAGSHIP CLO III
BY: Flagship Capital Management, Inc.
As Term B Lender

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

FLAGSHIP CLO 2001-1
BY: Flagship Capital Management, Inc.
As Term B Lender

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

WB LOAN FUNDING 2, LLC
As Term B Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

ACA MANAGEMENT, LLC
As Advisor to ACA CLO 2005-1, LIMITED
As Additional Term B Lender

By:	/s/ Vincent M. Ingato
Name:	Vincent M. Ingato
Title:	Managing Director

OAK HILL CREDIT PARTNERS I, LIMITED		OAK HILL CREDIT PARTNERS II, LIMITED
By:	Oak Hill CLO Management I, LLC	By:	Oak Hill CLO Management II, LLC
As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED		OAK HILL CREDIT PARTNERS IV, LIMITED
By:	Oak Hill CLO Management III, LLC	By:	Oak Hill CLO Management IV, LLC
As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

SMBC MVI SPC,
On behalf of and for the account of Segregated Portfolio No. 1
By:	Oak Hill Separate Account Management I, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

EAGLE MASTER FUND LTD.
By: Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd.
As Term B Lender

By:	/s/ Maura Connor
Name:	Maura Connor
Title:	VP

LOAN FUNDING I LLC, A wholly owned subsidiary of Citibank, N.A.

By: TCW Advisors, Inc., As Portfolio Manager of Loan Funding I LLC
As a Term B Lender

By:	/s/ Stephen Suo
Name:	Stephen Suo
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Vice President

TCW SENIOR SECURED LOAN FUND
By: TCW Advisors, Inc., As Its Investment Advisor as a Term B Lender

By:	/s/ Stephen Suo
Name:	Stephen Suo
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Vice President

FIRST 2004-I CLO, LTD.
By: TCW Advisors, Inc., As Its Collateral Manager
as a Term B Lender

By:	/s/ Stephen Suo
Name:	Stephen Suo
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Vice President

KNIGHT CBNA LOAN FUNDING LLC,
For itself or as agent for
KNIGHT CFPI LOAN FUNDING LLC,
as a Term B Lender

By:	/s/ Dominic Blea
Name:	Dominic Blea
Title:	Trust Officer

HEWETT’S ISLAND CLO III, LTD.
By: CypressTree Investment Management Company, Inc.,
As Portfolio Manager
as a Term B Lender

By:	/s/ Preston I. Carnes, Jr.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

BUSHNELL CBNA LOAN FUNDING LLC,
For itself or as agent for
BUSHNELL CFPI LOAN FUNDING LLC
as a Term B Lender

By:	/s/ Dominic Blea
Name:	Dominic Blea
Title:	Attorney-In-Fact

STEDMAN CBNA LOAN FUNDING LLC,
For itself or as agent for
STEDMAN CFPI LOAN FUNDING LLC
as a Term B Lender

By:	/s/ Dominic Blea
Name:	Dominic Blea
Title:	Attorney-In-Fact

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION
By: New York Life Investment Management LLC,
Its Investment Manager

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

NYLIM FLATIRON CLO 2003-1 LTD
By: New York Life Investment Management LLC,
As Collateral Manager and Attorney-In-Fact

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

NYLIM FLATIRON CLO 2004-1 LTD
By: New York Life Investment Management LLC,
As Collateral Manager and Attorney-In-Fact

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

NYLIM FLATIRON CLO 2005-1 LTD
By: New York Life Investment Management LLC,
As Collateral Manager and Attorney-In-Fact

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

MAINSTAY FLOATING RATE FUND,
A series of ECLIPSE FUNDS INC.
By: New York Life Investment Management LLC

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

NYLIM INSTITUTIONAL FLOATING RATE
FUND L.P.
By: New York Life Investment Management LLC,
Its Investment Manager

By:	/s/ Robert H. Dial
Name:	Robert H. Dial
Title:	Managing Director

NATEXIS BANQUES POPULAIRES
As Term B Lender

By:	/s/ Tefta Ghilaga
Name:	Tefta Ghilaga
Title:	Vice President

By:	/s/ Kristen Brainard
Name:	Kristen Brainard
Title:	Assistant Vice President

KKR FINANCIAL CLO 2005-1, LTD.
As Term B Lender

By:	/s/ Stefanie Rosenberg
Name:	Stefanie Rosenberg
Title:	Authorized Signatory

FORTRESS PORTFOLIO TRUST,
By: Four Corners Capital Management, LLC,
As Investment Manager
As Term B Lender

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Assistant Vice President

FOUR CORNERS CLO 2005-I, LTD.
By: Four Corners Capital Management, LLC,
As Collateral Manager
As Term B Lender

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Assistant Vice President

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II,
By: Four Corners Capital Management, LLC,
As Sub Adviser
As Term B Lender

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Assistant Vice President

CENTAURUS LOAN TRUST
By: Nomura Corporate Research and
Asset Management Inc.,
As Investment Adviser
As Term B Lender

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Director

NCRAM LOAN TRUST
By: Nomura Corporate Research and
Asset Management Inc.,
As Investment Adviser
As Term B Lender

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Director

CLYDESDALE CLO 2004, LTD.,
By: Nomura Corporate Research and
Asset Management Inc.,
As Investment Adviser
As Term B Lender

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Director

CLYDESDALE STRATEGIC CLO 1, LTD.
By: Nomura Corporate Research and
Asset Management Inc.,
As Investment Adviser
As Term B Lender

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Director

NOMURA BOND & LOAN FUND
By: UFJ Trust Bank Limited
As Trustee
By: Nomura Corporate Research and
Asset Management Inc.,
As Attorney-in-Fact
As Term B Lender

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Director

AVENUE CLO FUND, LIMITED
As Term B Lender

By:	/s/ Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

HARBOURVIEW CLO IV, LTD.
As Term B Lender

By:	/s/ Susanna Evans
Name:	Susanna Evans
Title:	Manager

HARBOURVIEW CLO V, LTD.
As Term B Lender

By:	/s/ Susanna Evans
Name:	Susanna Evans
Title:	Manager

OPPENHEIMER SENIOR FLOATING RATE FUND
As Term B Lender

By:	/s/ Susanna Evans
Name:	Susanna Evans
Title:	Manager

VISTA LEVERAGED INCOME FUND
By MJX Asset Management, LLC
As its Investment Advisor
As Term B Lender

By:	/s/ Hans Christensen
Name:	Hans Christensen
Title:	Chief Investment Officer

VENTURE IV CDO LIMITED
By MJX Asset Management, LLC
As its Investment Advisor
As Term B Lender

By:	/s/ Hans Christensen
Name:	Hans Christensen
Title:	Chief Investment Officer

VENTURE III CDO LIMITED By MJX Asset Management, LLC As its Investment Advisor As Term B Lender

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

VENTURE II CDO 2002, LIMITED By MJX Asset Management, LLC As its Investment Advisor As Term B Lender

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

VENTURE CDO 2002, LIMITED By MJX Asset Management, LLC As its Investment Advisor As Term B Lender

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH As Term B Lender

By:	/s/ Stephanie M. Fowler
Name: Stephanie M. Fowler
Title: Senior Director

VICTORIA FALLS CLO, LTD As Term B Lender

By:	/s/ Wade T. Winter
Name: Wade T. Winter
Title: S.V.P.

CASTLE HILL III CLO, LIMITED As Term Lender By Sankaty Advisors, LLC As Collateral Manager As Term B Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director, Portfolio Manager

LOAN FUNDING XI LLC As Term Lender By Sankaty Advisors, LLC As Collateral Manager As Term B Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director, Portfolio Manager

CHATHAM LIGHT II CLO, LIMITED By Sankaty Advisors, LLC As Collateral Manager As Term B Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director, Portfolio Manager

RACE POINT CLO, LIMITED As Term Lender By Sankaty Advisors, LLC As Collateral Manager As Term B Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director, Portfolio Manager

RACE POINT II CLO, LIMITED As Term Lender By Sankaty Advisors, LLC As Collateral Manager As Term B Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director, Portfolio Manager

SANKATY HIGH YIELD PARTNERS II, L.P. As Term B Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director, Portfolio Manager

AVERY POINT CLO, LTD., As Term Lender By Sankaty Advisors, LLC As Collateral Manager As Term B Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director, Portfolio Manager

MATTER SENIOR FLOATING RATE TRUST** As Term B Lender

By:	/s/ Joseph Matter
Name:	Joseph Matter
Title:

AIB DEBT MANAGEMENT, LIMITED As Investment Advisor As Term B Lender

By:	/s/ Joseph Augustini
Name:	Joseph Augustini
Title:	Vice President

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Assistant Vice President

LONG LANE MASTER TRUST IV As Term B Lender

By:	/s/ Ann E. Morris
Name:	Ann E. Morris
Title:	Authorized Agent

KALDI FUNDING LLC As Term B Lender

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

HARBOUR TOWN FUNDING LLC As Term B Lender

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

CYPRESSTREE CLAIF FUNDING LLC As Term B Lender

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

PIONEER FLOATING RATE TRUST
By: Highland Capital Management, L.P.
As its Sub-Advisor
By: Strand Advisors, Inc.
As its General Partner
As Term B Lender

By:	/s/ Joe Dougherty
Name:	Joe Dougherty
Title:	Senior Portfolio Manager of
Strand Advisors, Inc.; and
General Partner of
Highland Capital Management, L.P.

HIGHLAND FLOATING RATE LLC
By: Highland Capital Management, L.P.
As its Collateral Manager
By: Strand Advisors, Inc.
As its Investment Advisor
As Term B Lender

By:	/s/ Joe Dougherty
Name:	Joe Dougherty
Title:	Senior Vice President of
Strand Advisors, Inc.; and
General Partner of
Highland Capital Management, L.P.

HIGHLAND FLOATING RATE ADVANTAGE FUND
By: Highland Capital Management, L.P.
As its Collateral Manager
By: Strand Advisors, Inc.
As its Investment Advisor
As Term B Lender

By:	/s/ Joe Dougherty
Name:	Joe Dougherty
Title:	Senior Vice President of
Strand Advisors, Inc.; and
General Partner of
Highland Capital Management, L.P.

SOUTHFORK CLO, LTD.
By: Highland Capital Management, L.P.
As its Collateral Manager
By: Strand Advisors, Inc.
As its Investment Advisor
As Term B Lender

By:	/s/ David W. Lancelot
Name:	David W. Lancelot
Title:	Treasurer of
Strand Advisors, Inc.; and
General Partner of
Highland Capital Management, L.P.

LOAN FUNDING IV LLC
By: Highland Capital Management, L.P.
As its Collateral Manager
By: Strand Advisors, Inc.
As its General Partner
As Term B Lender

By:	/s/ David W. Lancelot
Name:	David W. Lancelot
Title:	Treasurer of
Strand Advisors, Inc.; and
General Partner of
Highland Capital Management, L.P.

ING PRIME RATE TRUST
By: ING Investment Management Co,
As its Investment Manager
As Term B Lender

By:	/s/ Theordore M. Hoag
Name:	Theordore M. Hoag
Title:	Vice President

ING SENIOR INCOME FUND
By: ING Investment Management Co,
As its Investment Manager
As Term B Lender

By:	/s/ Theordore M. Hoag
Name:	Theordore M. Hoag
Title:	Vice President

[INSERT NAME OF THE ADDITIONAL TERM B LENDER]
as Additional Term B Lender

By:	/s/ Vincent M. Ingato
Name:	Vincent Ingato
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

CONSENT OF GUARANTORS

Dated as of August 12, 2005

Each of the undersigned, as a Guarantor under its Guaranty dated as of November 18, 2004 (its “Guaranty”) under the Credit Agreement referred to in the foregoing Amendment, and as a Loan Party under each Collateral Document to which it is a party, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, its Guaranty and all Liens granted by it pursuant to the Collateral Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in its Guaranty and such Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and the obligations guaranteed by such Guaranty and secured by such Collateral Documents shall thereafter include any obligations with respect to the Additional Term B Loans resulting herefrom.

DOLLARAMA HOLDINGS L.P.,
herein acting and represented by:
DOLLARAMA HOLDINGS GP INC., its general partner, as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA L.P., herein acting and represented by:
DOLLARAMA GP INC., its general partner, as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

DOLLARAMA CORPORATION,
as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA GP INC., as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

ARIS IMPORT INC., as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA GROUP L.P., herein acting and represented by:
DOLLARAMA GROUP GP INC., its general partner, as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA GROUP GP INC., as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]